SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         August 15, 2002
                                                         ---------------


                                            UCI Medical Affiliates, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


Delaware              0-13265                             59-2225346
--------              -------                             ----------
(State or Other
Jurisdiction of
Incorporation)    (Commission File Number)    (I.R.S. Employer Identification)





              4416 Forest Drive, Columbia, South Carolina 29206
          (Address, Including Zip Code of Principal Executive Offices)



                                                   (803) 782-4278
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                        2
Item 5 - Other Events.

         On August 15, 2002, the Board of Directors of UCI Medical Affiliates, Inc. ("UCI") approved an amendment to UCI's Amended and Restated Bylaws dated November 23, 1993, as amended. The Amendment to Amended and Restated Bylaws, a copy of which is attached as an Exhibit to this Form 8-K and is incorporated by reference herein, specifies the procedure for business to be properly brought before an annual or special meetings of stockholders and the process for nominations for the election of directors to UCI's Board of Directors.

Item 7 - Financial Statements and Exhibits

         (a) - (b)         Not Applicable

         (c)               Exhibits

         3.4  Amendment to Amended and Restated Bylaws

                                        5
                                   SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                  UCI MEDICAL AFFILIATES, INC.
                                  (Registrant)



                                /s/ Jerry F. Wells, Jr.

                                Jerry F. Wells, Jr.
                                Executive Vice President of Finance,
                                Chief Financial Officer, and Secretary


Date: October 28, 2002

                                   Exhibit 3.4

                    Amendment to Amended and Restated Bylaws
                         of UCI Medical Affiliates, Inc.

                                 August 15, 2002

         The Amended and Restated Bylaws of UCI Medical Affiliates, Inc., a Delaware corporation (the "Corporation"), dated November 23, 1993, as amended (the "Bylaws"), are hereby further amended as follows:

I. The following shall be added as Article II, Section 10 of the Bylaws:

         "Section 10. Business to be Conducted at Annual or Special Meeting. At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) properly brought before the meeting by a stockholder. Any stockholder entitled to vote at an annual or special meeting of the stockholders may propose business to be considered at such meeting only if written notice of such stockholder's intent to propose such business is given, by certified mail, postage prepaid, to the Secretary of the Corporation and received at the principal offices of the Corporation not less than (i) with respect to business to be conducted at an annual meeting of the stockholders, sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is not held within thirty (30) days before or after such anniversary date, then for the notice by the stockholder to be timely it must be so received not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed, and (ii) with respect to business to be conducted at a special meeting of stockholders, ten (10) days following the date on which notice of such meeting is first given to stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section 10, except that any stockholder proposal which complies with Rule 14a-8 or any successor provision or Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the Corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 10. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly before the meeting and in accordance with the provisions of this Section 10, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly before the meeting shall not be transacted."

II. The following shall be added as Article III, Section 12 of the Bylaws:

         "Section 12. Notification of Nominations. Nominations for the election of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of Directors. Any stockholder entitled to vote for the election of Directors at a meeting may nominate persons for election as Directors only if written notice of such stockholder's intent to make such nomination is given, by certified mail, postage prepaid, to the Secretary of the Corporation and received at the principal offices of the Corporation not less than (i) with respect to an election to be held at an annual meeting of stockholders, sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that if the annual meeting is not held within thirty (30) days before or after such anniversary date, then such nomination shall have been delivered to or mailed and received by the Secretary not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed, and (ii) with respect to any election to be held at a special meeting of stockholders for the election of Directors, ten (10) days following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination, as they appear on the Corporation's books, (b) the class and number of shares beneficially owned by such stockholder, (c) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (d) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, (e) with respect to each nominee, (i) the nominee's name and age, (ii) the nominee's occupation and business address and telephone number,
(iii) the nominee's residence address and telephone number, (iv) the number of shares of each class of stock of the Corporation held directly or beneficially by the nominee, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (e) the consent of each nominee to serve as a Director of the Corporation if elected. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 12. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 12, and should he or she so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded."

         Except as specifically set forth above, the Amended and Restated Bylaws of the Corporation shall remain in full force and effect.

                                   CERTIFICATE

         The foregoing is an amendment to the Corporation's Amended and Restated Bylaws adopted as of August 15, 2002.



                                    /s/ Jerry F. Wells, Jr.
                                    Secretary
                                    Date: August 15, 2002